U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  October 28, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)


       Delaware                 001-16423                 41-1925647
(State of Incorporation)  (Commission File Number)  (IRS Employer ID. No.)

2560 Rice Street, St. Paul, MN 55113             (651) 483-3114
(Mailing address of registrant)         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
 (17CFR230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14A-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4c))

Section 4 Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant

The Company previously announced on October 19, 2005 their principal certifying accounting firm Stonefield Josephson, Inc., headquartered in Santa Monica, CA. had resigned effective as of October 13, 2005. Stonefield Josephson, Inc. performed the annual audit of ISA Internationale Inc. financial statements for the nine-month period ending September 30, 2004 and quarterly reviews for the interim periods of December 31, 2004 through June 30, 2005.

Stonefield Josephson, Inc. reports on Registrant's audited fiscal year 2004 financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except as discussed in note 2 to the financial statements in it's Form 10-KSB for the interim period ended September 30, 2004 stating that the Company has no operations, suffered recurring losses and has debt in default. These matters raise substantial doubt about its ability to continue as a going concern.

The Audit Committee of the Company is currently reviewing candidates for engagement as certifying accountant. The selected firm will be presented to the Board of Directors for approval.

During the two most recent fiscal years and through the date of their resignation on October 13, 2005, there have been no reportable events as defined in Item 304(a)(1(iv)(A) of Regulation S-B.

Registrant is submitting as exhibit 16.1, a letter dated October 13, 2005 from Stonefield Josephson, Inc. confirming their resignation.

Registrant is also submitting as exhibit 16.2 a letter dated October 25, 2005 addressed to the Securities and Exchange Commission, Washington, D.C., from Stonefield Josephson, Inc. confirming their agreement with our statements in paragraph one, two, four and five of item 4.01 in the Form 8-K filed on October 19, 2005 by the Company, which Form 8-K is again stated herein as to paragraphs one, two, three, four and five of this item 4.01 herein reported upon.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits

16.1 Letter of Resignation of Stonefield Josephson, Inc. dated October 13, 2005 to ISA Internationale Inc. and copied to the U.S. Securities and Exchange Commission.

16.2 Letter of Confirmation of Agreement of Stonefield Josephson, Inc. dated October 25, 2005 as submitted to the Securities and Exchange Commission, confirming their agreement with our statements in paragraph one, two, four and five of Item 4.01 in form 8-K filed on October 19, 2005 by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISA INTERNATIONALE INC.

/s/      Bernard L. Brodkorb          Dated: October 28, 2005
Title:   President and CEO